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                                                                 EXHIBIT 10.31.6

                                  March 1, 2001



UAG Connecticut I, LLC
13400 Outer Drive West, B-36
Detroit, MI 48239

UAG Realty, LLC                                Automotive Group Realty, LLC
13400 Outer Drive West, B-36                   13400 Outer Drive West
Detroit, MI 48239                              Detroit, MI 48239

UAG Connecticut, LLC                           The Miller Continental Group LLC
13400 Outer Drive West, B-36                   342 West Putnam Avenue
Detroit, MI 48239                              Greenwich, CT  06838


         RE: Various Agreements entered into effective March 1, 2001 by all or some of the parties hereto relating to the operations of UAG Connecticut I, LLC (the "Company") and the property owned by Automotive Group Realty, LLC and used in connection with the Company's operations (collectively, the "Agreements").

Gentlemen:

         This will confirm that the parties hereto have executed the Agreements effective March 1, 2001. The parties acknowledge that the rights and obligations set forth in the Agreements will become binding and enforceable as of the effective date only upon receipt of approval of the transactions contemplated by the Agreements from Chrysler Financial Company, L.L.C. and the manufacturers whose new vehicles are sold by subsidiaries of the Company (collectively the "Approvals").

         The parties shall conduct a closing of the transactions contemplated by the Agreements upon receipt of the Approvals. In the event the Approvals are not obtained by December 31, 2001, then the Agreements shall be void, unenforceable and of no force or effect.


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UAG CONNECTICUT I, LLC                          AUTOMOTIVE GROUP REALTY, LLC


/s/ Robert H. Kurnick, Jr.                      /s/ Peter E. Mogk
--------------------------                      -----------------
By:      Robert H. Kurnick, Jr.                 By:      Peter. E. Mogk
Its:     Secretary                              Its:     Treasurer


UAG REALTY, LLC                                 THE MILLER CONTINENTAL
                                                GROUP LLC


/s/ Robert H. Kurnick, Jr.                      /s/ Richard S. Koppelman
--------------------------                      ------------------------
By:      Robert H. Kurnick, Jr.                 By:      Richard S. Koppelman
Its:     Secretary                              Its:     Manager


UAG CONNECTICUT, LLC


/s/ Robert H. Kurnick, Jr.
--------------------------
By:      Robert H. Kurnick, Jr.
Its:     Assistant Secretary